================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported) August 30, 1999


                          DATA SYSTEMS & SOFTWARE INC.
             (Exact name of Registrant as Specified in its Charter)



                                   ----------



           Delaware                      0-19771                 22-2786081
 (State or Other Jurisdiction   (Commission file Number)        (IRS Employer
       of Incorporation)                                     Identification No.)



     200 Route 17, Mahwah, New Jersey                                07430
 (Address of Principal Executive Offices)                         (Zip Code)



        Registrant's telephone number, including area code (201) 529-2026

================================================================================

Item 7. Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

     This Form 8-K/A amends the Form 8-K filed on September 9, 1999 reporting the acquisition ("Acquisition") by the Registrant's Comverge Technologies, Inc. subsidiary of assets of the Control Systems Business Unit of Scientific-Atlanta, Inc.

     The following audited balance sheets of the Control Systems Business Unit of Scientific-Atlanta, Inc. as of July 2, 1999 and June 26, 1998 and the related statements of operations and cash flows for the year then ended relate to the acquired business.

                          Control Systems Business unit

                  (A Business Unit of Scientific-Atlanta, Inc.)


                              Financial Statements

                         July 2, 1999 and June 26, 1998





                                TABLE OF CONTENTS



REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


FINANCIAL STATEMENTS

    Balance Sheets--July 2, 1999 and June 26, 1998

    Statements of Operations for the Years Ended July 2, 1999 and June 26, 1998

    Statements of Cash Flows for the Years Ended July 2, 1999 and June 26, 1998


NOTES TO FINANCIAL STATEMENTS

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS






To the Board of Directors of
Scientific-Atlanta, Inc.:


We have audited the accompanying balance sheets of CONTROL SYSTEMS BUSINESS unit (a business unit of Scientific-Atlanta, Inc.) as of July 2, 1999 and June 26, 1998 and the related statements of operations and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Control Systems Business Unit (a business unit of Scientific-Atlanta, Inc.) as of July 2, 1999 and June 26, 1998 and the results of its operations and its cash flows for the years then ended in conformity with generally accepted accounting principles.




Arthur Andersen LLP

Atlanta, Georgia
October 18, 1999

                          CONTROL SYSTEMS BUSINESS UNIT

                  (A Business Unit of Scientific-Atlanta, Inc.)


                                 BALANCE SHEETS

                         JULY 2, 1999 AND JUNE 26, 1998



                                     ASSETS

                                                           1999         1998
                                                        ----------   ----------
                                                             (In Thousands)

CURRENT ASSETS:
    Accounts receivable, less allowance for
       doubtful accounts of $68 in 1999 and 1998        $      734   $    2,674
    Inventories                                              1,438          924
                                                        ----------   ----------
              Total current assets                           2,172        3,598
                                                        ----------   ----------
MACHINERY AND EQUIPMENT, at cost                             3,419        3,692
    Less accumulated depreciation                            2,510        2,386
                                                        ----------   ----------
                                                               909        1,306
                                                        ----------   ----------
PATENTS, net                                                   230          218
                                                        ----------   ----------
                                                        $    3,311   $    5,122
                                                        ==========   ==========

                      LIABILITIES AND BUSINESS UNIT EQUITY

CURRENT LIABILITIES:
    Accounts payable                                    $    1,645   $    1,036
    Accrued liabilities                                        420          475
                                                        ----------   ----------
              Total current liabilities                      2,065        1,511
    Other liabilities                                          180          256
                                                        ----------   ----------
              Total liabilities                              2,245        1,767

CONTINGENCIES (Note 6)

BUSINESS UNIT EQUITY                                         1,066        3,355
                                                        ----------   ----------
                                                        $    3,311   $    5,122
                                                        ==========   ==========


      The accompanying notes are an integral part of these balance sheets.


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

                          CONTROL SYSTEMS BUSINESS UNIT

                  (A Business Unit of Scientific-Atlanta, Inc.)


                            STATEMENTS OF OPERATIONS

               FOR THE YEARS ENDED JULY 2, 1999 AND JUNE 26, 1998




                                                         1999            1998
                                                       --------        --------
                                                            (In Thousands)


SALES                                                  $  7,644        $ 11,742
                                                       --------        --------
COSTS AND EXPENSES:
    Costs of sales                                        8,850          12,519
    Sales and administrative                              2,223           3,291
    Research and development                                750           3,696
                                                       --------        --------
              Total costs and expenses                   11,823          19,506
                                                       --------        --------
NET LOSS                                               $ (4,179)       $ (7,764)
                                                       ========        ========






        The accompanying notes are an integral part of these statements.

                          CONTROL SYSTEMS BUSINESS UNIT

                  (A Business Unit of Scientific-Atlanta, Inc.)


                            STATEMENTS OF CASH FLOWS

               FOR THE YEARS ENDED JULY 2, 1999 AND JUNE 26, 1998


                                                                                     1999          1998
                                                                                  ----------    ----------
                                                                                       (In Thousands)
CASH FLOWS FROM OPERATING ACTIVITIES:
    Net loss                                                                      $   (4,179)   $   (7,764)
    Adjustments to reconcile net loss to net cash used in operating activities:
           Depreciation and amortization                                                 417           372
           Changes in operating assets and liabilities:
              Accounts receivable                                                      1,940         1,387
              Inventories                                                               (514)        1,678
              Patents                                                                    (27)          (22)
              Accounts payable and accrued liabilities                                   554          (725)
              Other liabilities                                                          (76)         (134)
                                                                                  ----------    ----------
                 Net cash used in operating activities                                (1,885)       (5,208)
                                                                                  ----------    ----------
CASH FLOWS FROM INVESTING ACTIVITIES:
    Purchases of machinery and equipment                                                  (5)         (623)
                                                                                  ----------    ----------
CASH FLOWS FROM FINANCING ACTIVITIES:
    Advances from Parent                                                               1,890         5,831
                                                                                  ----------    ----------
CHANGE IN CASH AND CASH EQUIVALENTS                                                        0             0

CASH AND CASH EQUIVALENTS, beginning of year                                               0             0
                                                                                  ----------    ----------
CASH AND CASH EQUIVALENTS, end of year                                            $        0    $        0
                                                                                  ==========    ==========




        The accompanying notes are an integral part of these statements.

                          CONTROL SYSTEMS BUSINESS UNIT

                  (A Business Unit of Scientific-Atlanta, Inc.)


                          NOTES TO FINANCIAL STATEMENTS

                         JULY 2, 1999 AND JUNE 26, 1998



1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     Business

     The Control Systems Business Unit (the "Company") is an operating business unit of Scientific-Atlanta, Inc. ("SA" or the "Parent"). The Company is not a separate legal entity and, accordingly, has no authorized or outstanding capital stock. The Company manufactures resistors, transmitters, thermostats, and meter components for electric utility automation systems designed to allow utility companies to regulate and verify power usage remotely.

     Basis of Presentation

     These financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP") and present the financial position and results of operations of the Company as if such unit had operated as a separate corporate entity unaffiliated with SA. The results of operations include direct charges for expenses, such as facilities and telephone expenses, and indirect charges for other common expenses and corporate expenses. Common expenses include, but are not limited to, shared factories and functional services, such as purchasing, human resources, financial services, and legal services, which are charged based on management's estimate of effort expended to support the business unit. Corporate expenses are allocated to business units based on the ratio of the business unit's sales to consolidated sales. Management believes that the charges and allocations are based on practical and reasonable methods. However, these financial statements are not necessarily indicative of the results of operations that would have occurred if the Control Systems Business Unit had been an independent company.

     Amounts owed to SA by the Company have been included as a component of business unit equity, as these advances do not have any scheduled maturity dates and are not expected to be settled upon the sale of the Company by SA (Note 8).

     Use of Estimates

     The preparation of the accompanying financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The estimates made by management primarily relate to receivable and inventory reserves and certain accrued liabilities principally relating to warranty and service provisions and compensation.

     Revenue Recognition

     The Company recognizes revenue upon the shipment of products.

     Research and Development Expenditures

     Research and development costs are expensed as incurred.

     Depreciation, Maintenance and Repairs

     Depreciation is provided using principally the straight-line method over the estimated useful lives of the assets. Maintenance and repairs are charged to expense as incurred. Renewals and betterments are capitalized. The cost and accumulated depreciation of property retired or otherwise disposed of are removed from the respective accounts, and the gains or losses thereon are included in the statement of earnings.

     Warranty Costs

     The Company accrues warranty costs at the time of sale. Expenses related to unusual product warranty problems and product defects are recorded in the period the problem is identified.

     Cash and Cash Equivalents

     SA provides a centralized cash management function; accordingly, the Company does not maintain separate cash accounts, and its cash disbursements and collections are settled by SA.

     Fair Value of Financial Instruments

     The book values of trade accounts receivable and trade accounts payable approximate their fair values principally because of the short-term maturities of these instruments.

     Inventories

     Inventories are stated at the lower of cost (first-in, first-out) or market. Cost includes materials, direct labor, and manufacturing overhead. Market is defined principally as net realizable value. Inventories include purchased and manufactured components in various stages of assembly, as presented in the following table (in thousands):

                                                          1999         1998
                                                        ------       ------
     Raw materials and work in process                  $1,139       $  876
     Finished goods                                        299           48
                                                        ------       ------
                   Total inventory                      $1,438       $  924
                                                        ======       ======

2.   ACCOUNTS PAYABLE

     Accounts payable consist primarily of amounts due to vendors for raw materials required for manufacturing. These amounts are not specifically identifiable to a business unit. Accounts payable has been allocated based on a ratio of the Company's inventory to total inventory manufactured by the domestic operations of SA. Management has determined that such allocation is a practical and reasonable method of allocation. However, these financial statements are not necessarily indicative of the financial position that would have occurred if the Company had been an independent company.


3.   ACCRUED LIABILITIES

     Accrued liabilities consist of the following as of July 2, 1999 and June 26, 1998 (in thousands):

                                                         1999        1998
                                                       --------    --------

     Warranty and service                              $    128    $    128
     Common liabilities                                     292         347
                                                       --------    --------
                                                       $    420    $    475
                                                       ========    ========

      Common liabilities consist primarily of accruals for compensation and employee benefits such as vacation, health and disability insurance, and retirement plans, which are made on a companywide basis for domestic employees. These liabilities are not specifically identifiable to a business unit. Business units are supported by shared factories and functional services, such as purchasing, human resources, financial services, and legal services. Common liabilities have been allocated based on a ratio of the Company's sales to total sales generated by the domestic operations of SA. Management has determined that such allocation is a practical and reasonable method of allocation. However, these financial statements are not necessarily indicative of the financial position that would have occurred if the Company had been an independent company.

4.   OTHER LIABILITIES

     Other liabilities consist of common liabilities for accrued benefits and retirement plans and are allocated using the methodology described in Note 3.

5.   INCOME TAXES

     For the years ended July 2, 1999 and June 26, 1998, the Company's results were included in the federal and state income tax returns for Scientific-Atlanta, Inc. For the purpose of these financial statements, the income tax provision has been determined on a basis as if the Company were a separate taxpayer. Due to the history of losses incurred by the Company, the net deferred tax asset resulting from temporary differences is not considered probable of realization and therefore is offset in all periods presented by a valuation allowance.

6.   CONTINGENCIES

     The Company is a party to various legal proceedings arising in the ordinary course of business. In management's opinion, the outcome of these proceedings will not have a material adverse effect on the Company's financial position or results of operations.

7.   SEGMENT INFORMATION

     SA adopted Statement of Financial Accounting Standards ("SFAS") No. 131, "Disclosures About Segments of an Enterprise and Related Information," during fiscal 1999, and as such, the requirements set forth in SFAS No. 131 apply to the Control Systems Business Unit. SFAS No. 131 establishes standards for reporting information about operating segments in financial statements and requires selected information about operating segments in interim financial reports. Operating segments are defined as components of an enterprise about which separate financial information is available that is evaluated regularly by the chief operating decision maker in deciding how to allocate resources and in assessing performance.

     The Control Systems Business Unit operates in the satellite segment that consists of satellite network and satellite television network systems. The Company had sales to one customer that were 18% of total sales in fiscal 1999 and sales to three separate customers that were 15%, 13%, and 12% in fiscal year 1998. No other customer accounted for 10% or more of the Company's total sales in either of the two years. The Control Systems Business Unit did not have sales or long-lived assets in any single foreign country exceeding 10% of total sales or total long-lived assets in 1999 or 1998.

8.   SUBSEQUENT EVENT

     On June 11, 1999, SA signed a definitive agreement to sell the inventory, manufacturing assets, and patents of the Control Systems Business Unit to Comverge Technologies, Inc. The sale was effective at the beginning of the business day on August 30, 1999 for an initial payment of $3,259,000 in cash and a deferred payment of $750,000 subject to certain potential purchase price adjustments.

(b)  Pro Forma Financial Information.

     The following unaudited pro forma condensed consolidated statements of operations of the Registrant for the year ended December 31, 1998 and the six months ended June 30, 1999 assume the Acquisition occurred on January 1, 1998. The following unaudited pro forma balance sheet as of June 30, 1999 assumes that the Acquisition occurred on June 30, 1999.

     The unaudited pro forma condensed consolidated financial statements presented herein are based on the historical financial statements of the Registrant included with the Registrant's Annual Report on Form 10-K for the year ended December 31, 1998 and the Registrant's Quarterly Reports on Form 10-Q for the six months ended June 30, 1999 as filed with the Securities and Exchange Commission and should be read in conjunction therewith. In the opinion of management, all adjustments have been made that are necessary to present fairly the pro forma data.

     Such statements are presented for illustrative purposes only and are not necessarily indicative of the operating results that would have been achieved if the Acquisition had occurred on the date specified, nor are they indicative of the Registrant's future operating results.

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
            UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                                  JUNE 30, 1999
                  (dollars in thousands, except per share data)

                                                                        Acquisition of
                                                          Historical    Control Systems  Pro Forma Adjustments        Pro Forma
                                                          ----------    ---------------  ---------------------        ---------
Assets
Current assets:
  Cash and cash equivalents                             $         969                                               $         969
  Trade accounts receivable, net                                7,255                                                       7,255
  Inventory                                                       581   $       1,862                                       2,443
  Other current assets                                          1,098                                                       1,098
                                                        --------------  --------------                              --------------

     Total current assets                                       9,903           1,862                                      11,765
                                                        --------------  --------------                              --------------

Investments                                                    50,967                                                      50,967
                                                        --------------                                              --------------

Property and equipment, net                                     1,499           1,810                                       3,309
                                                        --------------  --------------                              --------------

Other assets                                                    3,601             509                                       4,110
                                                        --------------  --------------                              --------------

                                                        $      65,970   $       4,181                               $      70,151
                                                        ==============  ==============                             ==============

Liabilities and Shareholders' Equity
Current liabilities:
  Accounts payable, accrued expenses
     and short-term debt                                $       8,209   $       3,431    (1)    ($318)  (3)         $      11,322
  Other current liabilities                                       980             750    (2)                                1,730
                                                        --------------  --------------      ----------              --------------

     Total current liabilities                                  9,189           4,181            (318)                      13,052
                                                        --------------  --------------      ----------              --------------

     Total long-term liabilities                                  554                                                         554
                                                        --------------                                              --------------

Minority interests                                             22,535                                                      22,535
                                                        --------------                                              --------------

Shareholders' equity:
  Common stock -- $.01 par value per share:
     Authorized 20,000 shares; Issued 7,923 shares                 79                            $318   (3)                   397
  Additional paid-in capital                                   35,024                                                      35,024
  Retained earnings                                               954                                                         954
                                                        --------------                                              --------------

                                                               36,057                                                      36,375
  Treasury stock, at cost -- 490,262 shares                    (2,365)                                                     (2,365)
                                                        --------------                                              --------------

     Total shareholders' equity                                33,692                                                      34,010
                                                        --------------  --------------      ----------              --------------

     Total liabilities and shareholders' equity         $      65,970   $       4,181       $      318              $      70,151
                                                        ==============  ==============      ==========              ==============


See referenced notes attached.


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

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         SIX MONTHS ENDED JUNE 30, 1999
                  (dollars in thousands, except per share data)

                                                                      Acquisition of
                                                         Historical   Control Systems    Pro Forma Adjustments          Pro Forma
                                                         ----------   ---------------    ---------------------          ---------
Sales:
  Products                                              $      2,419   $     4,137                                     $      6,556
  Services                                                     5,257                                                          5,257
                                                        -------------  ------------                                    -------------

                                                               7,676         4,137                                           11,813
                                                        -------------  ------------                                    -------------
Cost of sales:
  Products                                                     2,032         4,378                                            6,410
  Services                                                     3,878                                                          3,878
                                                        -------------  ------------                                    -------------

                                                               5,910         4,378                                           10,288
                                                        -------------  ------------                                    -------------

       Gross profit                                            1,766          (241)                                           1,525

Research and development expenses                                309             8                                              317
Selling, general and administrative expenses                   2,790           976          $  190 (4)                        3,956
                                                        -------------  ------------                                    -------------

       Operating loss                                         (1,333)       (1,225)                                          (2,748)

Other expenses, net                                               13            18             181 (5)                          212
                                                        -------------  ------------                                    -------------

        Loss before income taxes                              (1,346)       (1,243)                                          (2,960)
Provision for income taxes                                        37                               (6)                           37
                                                        -------------  ------------                                    -------------
       Loss after income taxes                                (1,383)       (1,243)                                          (2,997)

Minority interests                                                18                                                             18
Loss in affiliates, net of minority interests                 (1,513)                                                        (1,513)
                                                        -------------  ------------      ----------                    -------------

       Net loss                                         $     (2,878)  $    (1,243)         $  371                     $     (4,492)
                                                        =============  ============      ==========                    =============



Basic and diluted net  loss per share                   $      (0.39)                                                  $      (0.60)
                                                        =============                                                  =============

Weighted average number of shares
  outstanding (in thousands)                                   7,433                                                          7,433
                                                        =============                                                  =============


See referenced notes attached


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

                  DATA SYSTEMS & SOFTWARE INC. AND SUBSIDIARIES
       UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED DECEMBER 31, 1998
                  (dollars in thousands, except per share data)

                                                                     Acquisition of
                                                         Historical  Control Systems     Pro Forma Adjustments         Pro Forma
                                                         ----------  ---------------     ---------------------         ---------
Sales:
  Products                                              $    18,062   $      11,351                                     $    29,413
  Services                                                   19,433                                                          19,433
                                                        ------------  --------------                                    ------------

                                                             37,495          11,351                                          48,846
                                                        ------------  --------------                                    ------------
Cost of sales:
  Products                                                   14,306          11,903                                          26,209
  Services                                                   14,869                                                          14,869
                                                        ------------  --------------                                    ------------

                                                             29,175          11,903                                          41,078
                                                        ------------  --------------                                    ------------

       Gross profit                                           8,320            (552)                                          7,768

Research and development expenses                             1,605           2,590                                           4,195
Selling, general and administrative expenses                 14,303           2,831       $     379 (4)                      17,513
                                                        ------------  --------------                                    ------------

       Operating loss                                        (7,588)         (5,973)                                        (13,940)

Gain on sale of division                                      5,998                                                           5,998
Loss from contingent performance
  of bank guarantees for affiliate                            1,135                                                           1,135
Unrealized loss from writedown of investment                  6,103                                                           6,103
Other expenses, net                                           1,102               4             340 (5)  $     318  (7)       1,764
                                                        ------------  --------------                                    ------------

        Loss before income taxes                             (9,930)         (5,977)                                        (16,944)
Provision for income taxes                                       35                                 (6)                          35
                                                        ------------  --------------                                    ------------

       Loss after income taxes                               (9,965)         (5,977)                                        (16,979)

Minority interests                                              929                                                             929
Loss in affiliates, net of minority interests                (3,908)                                                         (3,908)
                                                        ------------  --------------      ----------     ----------     ------------

       Net loss                                         $   (12,944)  $      (5,977)      $     719      $     318      $   (19,958)
                                                        ============  ==============      ==========     ==========     ============

Basic net  loss per share                               $     (1.75)                                                    $     (2.70)
                                                        ============                                                    ============

Weighted average number of shares
  outstanding (in thousands)                                  7,391                                                           7,391
                                                        ============                                                    ============

See referenced notes attached.

                     Notes to Pro Forma Financial Statements

(1) Increase in short term bank debt and accounts payable to finance acquisition.

(2)  Balance due to seller.

(3) Reflects value of warrants issued to lender for nominal consideration in connection with loan to finance acquisition assumed taken on January 1, 1998.

(4) Depreciation and amortization of tangible and intangible assets assumed acquired on January 1, 1998.

(5) Finance expense on loan to finance acquisition assumed taken on January 1, 1998.

(6) As the registrant establishes a valuation allowance against all deferred tax assets, no adjustment has been made to reflect any deferred tax benefit associated with the losses of the acquired business.

(7) Amortization of deferred interest expense for the period as a portion of the 12 month term of the bank loan.

(c) Exhibits.

     Exhibit 1--Consent of Arthur Andersen LLP

                                   SIGNATURES

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the Township of Mahwah, State of New Jersey, on November 12, 1999.

                                        DATA SYSTEMS & SOFTWARE INC.



                                        BY:           /s/ GEORGE MORGENSTERN
                                                          GEORGE MORGENSTERN
                                            Chairman of the Board, President
                                                 and Chief Executive Officer